Exhibit 10.22

SPROUT SOCIAL, INC.
AMENDMENT TO SIXTH AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT
Dated as of November 8, 2019
Reference is hereby made to that certain Sixth Amended and Restated Investor Rights Agreement, dated as of December 13, 2018 (the “Investor Rights Agreement”), by and among Sprout Social, Inc., a Delaware corporation (the “Company”), and the investors named therein. All capitalized terms used in this Amendment (this “Amendment”) have the meanings ascribed to such terms in the Investor Rights Agreement unless otherwise defined herein. This Amendment shall be dated as of the date on which the Company or its agents receive the last signed counterpart signature page hereto necessary to give effect to the actions contemplated hereby.
WHEREAS: Pursuant to Section 6.5 of the Investor Rights Agreement, any term of the Investor Rights Agreement (except as otherwise expressly provided) may be amended or waived only with the written consent of (i) the Company and (ii) the holders of a majority of the then-outstanding Preferred Stock, voting together as a single class on an as-converted basis, (iii) the holders of a majority of the shares of Common Stock issued or issuable upon conversion of the then-outstanding Series C Preferred and (iv) the holders of a majority of the shares of Common Stock issued or issuable upon conversion of the then-outstanding Series D Preferred.
WHEREAS: Pursuant to Section 6.16(b) of the Investor Rights Agreement, the Investor Rights Agreement terminates the date five (5) years following the closing of the Initial Offering that results in the conversion of all outstanding shares of Preferred Stock into Common Stock.
NOW, THEREFORE, BE IT RESOLVED:

1.
That the definition of “Acquisition” in Section 1.1(a) of the Investor Rights Agreement is hereby amended to read “any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided, that an Acquisition shall not include the authorization and/or issuance of Class B Common Stock.”

2.	Section 6.16 of the Investor Rights Agreement is hereby amended in its entirety to read:

6.16 Termination. This Agreement shall terminate and be of no further force or effect upon the earlier of (a) a Liquidation Event, Acquisition or Asset Sale; or (b) the date five (5) years following the closing of the Initial Offering that results in the conversion of all outstanding shares of Preferred Stock into Common Stock, except that, solely with respect Section 2 of the Investor Rights Agreement, such period shall be seven (7) years following the closing of such Initial Offering.

3.	Except as expressly set forth herein, this Amendment shall not apply to any other provisions of the Investor Rights Agreement and the remainder of the Investor Rights Agreement shall remain unchanged.

4.
Notwithstanding the date first set forth above, the parties hereto agree that this Amendment shall not go into effect unless and until the effective date of the registration statement for a firmly underwritten public offering of Common Stock on Form S-1, automatically and without any further action by the parties hereto.

[Signature page immediately follows]

2

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

COMPANY:

SPROUT SOCIAL, INC.

By:	/s/ Justyn Howard
Name: Justyn Howard
Title: CEO

[Signature Page to Amendment]

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

STOCKHOLDERS

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President

BRIDGE STREET 2016, L.P.

By:	/s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President

MBD 2016, L.P.

By:	/s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President

STONE STREET 2016, L.P.

By:	/s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President

2016 OFFSHORE AGGREGATOR, L.P.

By:	/s/ Joseph P. DiSabato
Name: Joseph P. DiSabato
Title: Vice President

[Signature Page to Amendment]

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

STOCKHOLDERS

NEW ENTERPRISE ASSOCIATES 13, LIMITED PARTNERSHIP

By: NEA Partners 13, Limited Partnership, its general partner

By: NEA 13 GP, LTD, its general partner

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Chief Legal Officer

NEA VENTURES 2011, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name: Louis S. Citron
Title: Vice President

[Signature Page to Amendment]

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

STOCKHOLDERS

LIGHTBANK INVESTMENTS 1A, LLC

By:	/s/ Mike Mauceri
Name:	Mike Mauceri
Title:	CFO / Secretary

LIGHTBANK INVESTMENTS 2, LLC

By:	/s/ Mike Mauceri
Name: Mike Mauceri
Title: CFO / Secretary

INNOVATION GROUP INVESTORS, L.P.

By:	Innovation Group, LLC, its General Partner

By:	/s/ Mike Mauceri
Name: Mike Mauceri
Title: CFO / Secretary

[Signature Page to Amendment]

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:
STOCKHOLDERS:

EXECUTED on behalf of THE NORTHERN TRUST COMPANY (ABN 62 126 279 918), a company incorporated in the State of Illinois in the United States of America, in its capacity as custodian for the Future Fund Investment Company No.4 Pty Ltd (ACN 134 338 908), by
JONATHAN CARSTENS
being a person who, in accordance with the laws of that territory, is acting under the authority of the company in the presence of:
) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )

/s/ Momika Singh

Signature of witness

MOMIKA SINGH

Name of witness (block letters)		/s/ Jonathan Carstens

Level 42, 120 Collins Street Melbourne VIC 3000 Australia		By executing this agreement the signatory warrants that the signatory is duly authorized to execute this agreement on behalf of THE NORTHERN TRUST COMPANY

Address of witness

Date: 8 November 2019

[Signature Page to Amendment]

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

STOCKHOLDERS:

JUSTYN HOWARD, in his individual capacity

/s/ Justyn Howard

GIL LARA, in his individual capacity

/s/ Gil Lara

RANKING FAMILY 2013 TRUST
By Yeming Shi Rankin, as Trustee

/s/ Yeming Shi Rankin

AARON EDWARD FREDERICK RANKIN REVOCABLE TRUST
By Aaron Rankin, as Trustee

/s/ Aaron Rankin

RANKIN FAMILY 2013 NON-EXEMPT TRUST
By Yeming Shi Rankin, as Trustee

/s/ Yeming Shi Rankin

YEMING SHI RANKIN REVOCABLE TRUST
By Yeming Shi Rankin, as Trustee

/s/ Yeming Shi Rankin

[Signature Page to Amendment]

PETER SOUNG REVOCABLE TRUST DATED JUNE 7, 2019
By Peter Soung, as Trustee

/s/ Peter Soung

PETER SOUNG 2019 GIFT TRUST
By Nisha Soung, as Trustee

/s/ Nisha Soung

NISHA SOUNG 2019 GIFT TRUST
By Nisha Soung, as Trustee

/s/ Nisha Soung

JRH GIFT TRUST
By Elizabeth E. Howard, as Trustee

/s/ Elizabeth Howard

EEH REVOCABLE TRUST
By Elizabeth E. Howard, as Trustee

/s/ Elizabeth Howard

JRH REVOCABLE TRUST
By Justyn Howard, as Trustee

/s/ Justyn Howard

EEH GIFT TRUST
By Justyn Howard, as Trustee

/s/ Justyn Howard

[Signature Page to Amendment]

This Amendment is hereby acknowledged and agreed on behalf of the undersigned:

TWITTER, INC.

By:	/s/ Seksom Suriyapa
Name: Seksom Suriyapa
Title: VP, Corporate Development

[Signature Page to Amendment]